Wound Management Technologies, Inc.

A rapidly growing provider of specialty medical products, advanced biotechnology solutions and technology applications.


Cellerate RX
Cellerate RX
Cellerate RX

Safe Harbor Statement

Statements in this Presentation are made as of the date of this Presentation unless stated otherwise and are subject to change, completion, or amendment without notice. Neither the delivery of this Presentation at any time shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. Certain market and industry information contained in this Presentation was obtained from industry publications. Industry publications generally indicate that the information contained therein is from sources believed to be reliable, but this information has not been independently verified and no assurance can be given regarding the accuracy and completeness of such information.

In addition, this Presentation includes forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including, but not limited to, product acceptance, economic, competitive, governmental, results of litigation, technological and/or other factors which are outside the control of the Company. Under the Private Securities Litigation Reform Act of 1995, estimates of future performance reflect various assumptions made by the Company that management deemed to be reasonable, but which may or may not prove accurate, as well as the exercise of a substantial degree of judgment by management as to the scope and presentation of such information. No representations or warranties are made as to the accuracy of such statements or estimates of anticipated performance. Actual results and developments may differ materially from those contemplated by these statements depending on such factors as changes in general economic conditions and financial or equity markets, technological changes, and other business risk factors. The Company does not assume, and expressly disclaims, any obligation to update these forward-looking statements.

About Us

Wound Management
Technologies, Inc.

BIOTECH

Wound CARE
INNOVATIONS, LLC

RESORBABLE
ORTHOPEDIC PRODUCTS, LLC

BioPharma Management Technologies

eHEALTH

Secure eHealth LLC

Wound Management Markets

Wound Management's unique patented CellerateRX® products address the very large and growing advanced wound care markets.

- ***U.S. market in 2007 was $3.0B and is projected to double by 2013***



Total U.S. Advanced Wound Care Market
$ Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2007
2008
2013 E
Wound care dressings, sealants and anti-adhesion products
Wound healing devices
Source: BCC Research

Wound Care Innovations, LLC

CellerateRX
ACTIVATED COLLAGEN™ (CRX$_\alpha$™)

The CellerateRX® advantage is in the patented, Activated Collagen™ fragments (CRXα™) combined with the properties of the Type I, bovine-sourced, material.

CellerateRX ® provides the wound site with a form of collagen that is unique as it is ready to be used immediately by the body to jump-start wound repair, not just provide structure to the wound bed. Other forms of collagen in commercially available products require time (up to several weeks) for the body to prepare the collagen for use in the wound healing process.

Why CellerateRX®?

- **CellerateRX® is available in powder and gel forms**
  - *It is a unique, patented, activated collagen that delivers immediate benefits to the wound*
- **Cost-effective**
  - *Both in product cost and in labor involved*
- **Biocompatible and biodegradable**
- **Unprecedented range of use in every wound phase and state**
- **Easy to use –** prepare the wound bed, apply product, cover it up. Re-apply as indicated – no need to remove from wound.
- **Reduces Pain**



Cellerate RX
ACTIVATED COLLAGEN

CellerateRX® Regulatory Status

- **Reimbursed by Medicare Part B**
- **Regulated as a medical device**
  - *CellerateRX® does not require a prescription*
- **FDA cleared for all wounds* including:**

Pressure Ulcers (stage I – IV)	Diabetic Ulcers
Venous Stasis Ulcers	Traumatic Wounds
Surgical Wounds	1st & 2nd Degree Burns
Ulcers due to Arterial Insufficiency	Superficial Wounds (including skin tears)

**Except 3rd degree burns*

- **Certifications in process:**
  - ISO 9001:2008/13485:2003/CMDCAS and MDD(CE)
  - Anticipate CE mark in 1Q 2011

Wound Care Statistics

- Each year between 5M and 7M chronic and/or complex wounds occur in the U.S. The annual cost for overall management of these wounds is > $20B annually, not including the additional costs to society in terms of lost workdays or productivity.
- Chronic leg wounds (ulcers) alone are estimated to account for the loss of 2M workdays per year.
- 2% - 28% of nursing home residents have pressure ulcers
- 2/3 of people admitted to a hospital with a femoral fracture develop a pressure ulcer
- 1/3 of people admitted to a critical care unit develop a pressure ulcer
- Nearly 15% of hospitalized patients age 65 or older developed a pressure ulcer during a 5-day stay or longer
- Up to 1/5 of all home health service visits involve care of a pressure ulcer
- More than 1/3 of people with spinal cord injuries develop pressure ulcers

Market Segment Penetration

- Long Term Care Facilities
- Hospitals (including VHA)
- Wound Care Centers
- Home Health Agencies
- Physicians, Surgeons
- Podiatrists
- Hospice
- Consumers
- Diabetes Specific *
- Specialty Pharmacy – New 3Q 2010

Contracted Medical Supply Companies and Distributors sell to all channels.

Sales model includes sales to distributors, wholesalers, providers or facilities and direct to consumers.

* New Diabetic specific web section added

Diabetes – A Worldwide Epidemic, a Prime Market for CellerateRX®

- According to the IDF, approximately 285M people will live with diabetes in 2010. WHO projects this to grow to 360M by 2030
- Diabetes affects approximately 24M Americans; 57M are pre-diabetic and likely to develop diabetes within 10 years
- 15%-20% of diabetics will develop at least one ulcer
- There are 82,000 leg amputations due to diabetes every year in the U.S. at a cost of $11.5 Billion
- In the US alone over 1.5 million foot ulcers occur annually
- Every 30 seconds somewhere in the world someone loses a leg to diabetes

CellerateRX® in Surgical Settings

- Can be used on any post-operative procedure
- Can be used on non-closure / dehiscenced wounds
- Minimizes potential for scarring
- Collagen has been shown to reduce wound pain
- Gel provides protective barrier

CellerateRX® International Sales

- **Middle East (2009)**
  - Lebanon (1Q 2010)
  - Pending Sales: Saudi Arabia, Iran, Dubai, Qatar
- **Europe** (Italy: 2009, pending registration)
- **South Africa** (3Q 2010; other African nations in process)
- **Central America** (5 Countries, 3Q 2010)
- **Registration in process:** Columbia, Mexico
- **Distribution initiatives in development** in South America, China, India, Australia, Israel, The Philippines, the Dominican Republic, Panama, and more

Sales Team in Place

- **Poised for Growth:** having completed evidence-based studies , Wound Management developed its sales channel plan and engaged sales and marketing executives in April 2010.
- **Growth from:**
  - Growing brand recognition
  - New direct reps in Florida, National Account Manager
  - Channel partners (sales to wound care centers, nursing homes, surgeons, specialty pharmacy, etc.)
  - International distribution agreements
  - Consumer channels

Sales Trend



CellerateRX®
Thousands
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,000 Est – Year End
$631
$290
$190
$288
$610 Orders -3Q
2006
2007
2008
2009
2010
Estimated
Actual

Sales Activities (tracked in CMS)

280 Active Accounts

940 Prospects Active

2010 Orders



CellerateRX® Orders
Thousands
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$67
$115
$428 Est.
$1,572 Est.
1Q 2010
2Q 2010
3Q 2010 Est.
4Q 2010 Est
Quarterly



2010 Estimated USA Total Order Volume YTD

Order Volume			States	% of States In Category
No Orders				
$1	to	$500	12	22.60%
$500	to	$5,000	17	32.10%
$5,000	to	$50,000	7	13.20%
$50,000	to	$500,000	2	3.80%

State		Sales
TX	$	329,911
FL	$	85,122
WA	$	43,022
AR	$	33,762
CA	$	23,435
PA	$	20,711
ID	$	8,020
WI	$	5,965
NY	$	5,730
NM	$	3,850
NH	$	3,712
PR	$	3,316
IN	$	2,713
ND	$	2,181
KY	$	2,130
CO	$	1,622
LA	$	1,496
MN	$	1,442
IL	$	1,328
SC	$	1,254
GA	$	916
VA	$	903
TN	$	796
MA	$	790
AL	$	713
ME	$	553
OH	$	443
KS	$	426
MS	$	369
AZ	$	366
NJ	$	312
OR	$	282
MO	$	218
MI	$	164
WY	$	146
CT	$	122
NV	$	82
UT	$	82

Sales Activities – 2010 Domestic

- Over 1,000 new providers contacted
- 71 new product evaluations done in Q2 and Q3
  - 6 "unsuccessful"
    - 1 (wrong secondary dressing used)
    - 3 (powder, not gel, should have been used)
    - 1 (nurse didn't "like")
    - 1 (unspecified)
- Major distribution contracts
  - Southern States – 40+ reps
  - Direct to Consumer programs, 2
  - Specialty Pharmacy
  - NE US Nursing Home Chain

Biotech Pipeline

RESORBABLE ORTHOPEDIC PRODUCTS, LLC

Resorbable Bone Wax & Bone Void Filler products

- $1.4B Worldwide Bio Materials Market
- Resorbable orthopedic hemostat used to stop blood flow & delivery system for osteogenic / osteoinductive orthopedic products
- Less than $100k to finalize products to market, filing of 510ks (4Q 2010)
- Assets acquired in Sept. 2009
- US Patent issued in July 2006 (7,074,425)

RESORBABLE ORTHOPEDIC PRODUCTS, LLC

Resorbable Bone Wax

Features:

- Hemostasis efficacy is immediate
- Performance & handling characteristics are identical to the pathological bone wax surgeons have used in the past

Benefits:

- Efficacy
- Low Cost (price competitive to beeswax)
- Reduced potential for infection
- Elimination of potential for Bone Wax Granuloma
- Does not delay bone healing

RESORBABLE ORTHOPEDIC PRODUCTS, LLC

Comparison to Other Hemostatic Agents

Design:

- Current concept envisions a similar design to conventional bone wax. Input welcome
- **Performance:**
- Equivalent hemostasis to Ethicon Bone Wax[1]

Resorbtion:

- 8- 12 hours
- **Applications:**
- Neurological
- Cardiovascular
- Orthopedic
- Plastic and Reconstructive Dental
- Podiatric

Product Extensions

- In addition to Resorbable Bone Wax, the patent covers a resorbable hemostatic dressing with antimicrobials and antibacterials
  - This opens the door to a dressing which will control bleeding as well as microbial growth within the dressing
- The patent also covers bone void fillers (PEG with Demineralized Bone (DMB)) – this has an even larger profit potential than the resorbable bone wax

Secure eHealth LLC

Provider of secure communications solutions across all segments of the healthcare industry.

- ► Single most critical component necessary for any healthcare community is secure communication
- ► Target Markets
  - Health Information Exchanges
  - Disease Management Organizations
  - Clinical Trial Recruitment
  - Health Plans
  - Electronic Health Record Vendors
  - State/Federal Managed Health Programs

Secure eHealth LLC

A complete suite of scalable products for secure, intelligent healthcare communication, collaboration, storage and transport

- HIPAA/ARRA compliant
- Cross platform compatible, including handheld devices for complete mobility
- Simple integration with present systems



Cell Phone
Personal Computer
Network
Secure eHealth LLC
envoiimessagecenter

Secure eHealth LLC

- ► **Timing is Perfect:**
  - ► Pressure continues to mount for more collaborative healthcare delivery which mandate "secure" communication
  - ► Billions available in HIT stimulus initiatives require security in order to qualify for meaningful use
- ► Distinct Advantages
  - Existing partnerships
  - Scalable technology
  - Open integration


1
Initiator creates message with attached lab report
2
Data is encrypted and sent to the cifraHC server
cifraHC
Secure Server
Secure Vault
Secure Chat
Secure Share
envoiiHC
Secure Server
3
Recipient is notified via cifraHC or envoiiHC that a new message is waiting.
4
Recipient logs in and views the report

Secure eHealth LLC



DHWI
04/21/10
11:26:46
Test results are ready.

Key Strategic Partnerships

- **HealthPoints Inc.** – *Diabetic Disease Management Project*
- **GSI Health, Inc.** – *Collaborative security infrastructure for HIE, HIN, RHIO projects*
- **Private Access, Inc.** – *Licensee of Envoii secure notification tools for patient privacy platform*

Emerging Opportunities

- *Government based integration with VHA Facilities*
- *Development of program for Insurers*
- *Cross platform integration with physician based EHR Vendors*

Management

- **Scott Haire, Chairman/CEO**, has over 16 years experience in the wound care products industry and in eHealth management systems.
- **Deborah Jenkins Hutchinson, President,** has over 30 years of experience in both healthcare and technology sectors with a successful track record of taking early stage companies from concept to product development, most recently with HEB LLC.
- **Cathy Bradshaw, President**, Wound Care Innovations, LLC Division. Cathy has over 25 years of healthcare management experience in homecare, pharmacy & infusion services, long term care, and DME operations.
- **Ronald Mathis, Sr. VP/Marketing & Sales,** Wound Care Innovations, LLC Division. Ron brings over 30 years of marketing & sales experience in software systems, medical devices and pharmaceutical manufacturing. He was CEO of Medical Authorized Representative, and notably, VP Marketing & Sales at Intertek.

Management, continued

- **Robert Tapales, President** of Secure eHealth, LLC Division. Robert has over 20 years in health management experience having previously served as EVP and COO for several healthcare technology companies, and most recently as EVP for VirtualHealth Technologies, Inc.
- **Barry Constantine, Project Consultant.** Barry has more than 30 years of healthcare industry experience with a strong history of advancement within the biotechnology and medical device sectors. Barry has extensive experience in the areas of pharmaceuticals, tissue engineering, wound healing and skin care. Barry is one of the developers of the bone wax products.

Stock Overview

Wound Management Technology, Inc. (WNDM) is a rapidly growing provider of advanced biotechnology products and eHealth technology solutions.

Symbol:	WNDM
Exchange:	OTC BB
Shares Outstanding:	35,341,938 (2Q 2010)
Estimated Float:	3.3M
Last Trade:	$0.51 (10/4/2010)
Market capitalization:	$18,024,388 (10/4/2010)
Fiscal Year:	December 31

WNDM News Highlights

- 10/5/10 – All-Time High in Q Orders ; Q3 Includes First Pharmacy Group Order for Cellerate RX®
- 9/29/10 – Government Marketing & Procurement relationship
- 9/16/10 – Panama Distributor
- 9/9/10 – WNDM adds VHA Facilities (9 current)
- 8/26/10 – Central Medical Systems added as a distributor
- 8/18/10 & 8/11 – South African Distributor, NAPPI registration, reimbursement (via EWA GS)
- 7/28/10 – Mithra Research Initiates Independent Coverage
- 7/15/10 – Central America Distributor (Belize, El Salvador, Honduras, Nicaragua, Guatemala)
- 7/01/10 – Direct Response Television Distributor signed, working with TV Goods



MITHRA RESEARCH

"Taming the Divine Bull"

Independent Research published July 28, 2010

We are of the opinion that CellerateRX® ought to be standard issue in every hospital, emergency rooms, every soldier's field kit; it should be in the medical supplies of schools and Universities; every student's back pack, and every mother's purse. Wound Management Technologies, as a company entering the commercialization stage, has wisely targeted the largest markets where superior wound treatment is urgently needed and existing commercially available products have faced their biggest challenges and are, in many cases, failing: Diabetic Wound Care and Long Term Care.

Wound Management Technologies, Inc.

777 Main Street, Suite 3100
Fort Worth, Texas 76102
USA

+1 (817) 820-7080 Corporate
+1 (817) 820-7076 Direct

www.WmgTech.com
www.CellerateRX.com
www.SecureeHealth.com

Deborah Jenkins Hutchinson
djenkins@wmgtech.com